Exhibit 10.10

Spousal Consent

I, [] (ID No.: []), is the legal spouse of [        ](ID No.: []). On December 24, 2020, I hereby unconditionally and irrevocably consent to the execution of the following documents by [        ] on December 24, 2020 (the “Reorganization Documents”), and agree to the disposal of the equity interest held by [        ] and registered under his name in Shenzhen Yitian Internet Network Technology Co., Ltd. (the “Domestic Companies”) in accordance with the following documents:

1.	The Equity Pledge Agreement with Shenzhen Weiyixin Technology Co., Ltd. (the “WFOE”) and the Domestic Company;

2.	The Exclusive Option Contract with the WFOE and the Domestic Companies;

3.	The Assets Exclusive Purchase Agreement entered into with the WFOE and the Domestic Companies; and

4.	Power of attorney signed with WFOE.

I undertake that I shall not raise any claim with respect to the equity interest held by [        ] in the Domestic Companies during the date hereof until the expiration of the validity period of the Reorganization Documents. I further confirm that the performance by [        ] of the Reorganization Documents and further amendment or termination of the Reorganization Documents do not require my other authorization or consent.

I undertake to sign all necessary documents and take all necessary actions to ensure that the Reorganization Documents (as amended from time to time) will be properly implemented.

I agree and undertake, if I obtain, for any reason, any shareholding interest in the domestic company held by [        ], I shall be bound by the reorganization documents (as amended from times to time) and comply with the obligations as the shareholder of the domestic company under the reorganization documents (as amended from times to time) and, for that purpose, once the WFOE makes any request, I shall sign a series of written documents with the similar format and content as the reorganization documents (as amended from time to time).

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Covenantor:

By: